EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE,
as Assignee

and

GMAC MORTGAGE, LLC,
as Servicer

and as acknowledged by

WELLS FARGO BANK, N.A.,
as Master Servicer

Dated as of

June 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of June 2007, among GMAC Mortgage, LLC (f/k/a GMAC Mortgage Corporation), a Delaware limited liability company, as servicer (the “Servicer”), U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of GSR Mortgage Loan Trust 2007-4F (the “Assignee” or the “Trustee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or the “Depositor”) and as acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and the Servicer have entered into (i) the Flow Sale and Servicing Agreement dated as of March 1, 2005, (ii) the related Trade Confirmation dated as of April 22, 2005 and (iii) the related Acknowledgement and Conveyance Agreement dated as of May 31, 2005, pursuant to which the Servicer sold to GSMC, on a servicing retained basis, certain mortgage loans listed on the mortgage loan schedule attached hereto as Exhibit 1 (the “Assigned Mortgage Loans”);

WHEREAS, GSMC and the Servicer have entered into the Second Amended and Restated Sale and Servicing Agreement dated as of March 1, 2006 (the “Sale and Servicing Agreement”);

WHEREAS; the Assignor, the Assignee and the Servicer have agreed that the provisions of the Sale and Servicing Agreement will apply to all of the Assigned Mortgage Loans;

WHEREAS, GSMC, the Assignor and the Servicer have entered into that certain Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 (the “Assignment Agreement”) pursuant to which GSMC assigned its right, title and interest in and to the Mortgage Loans and the Sale and Servicing Agreement to the Assignor;

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2007 (the “Trust Agreement”), among the Assignor, as depositor, the Assignee, as trustee and as custodian, Deutsche Bank National Trust Company, as custodian (together with the Assignee, in its custodial capacity, the “Custodians”), and Wells Fargo Bank, N.A., as securities administrator and master servicer (in such capacity, the “Master Servicer”), the Assignor will transfer the Assigned Mortgage Loans to the Trustee, together with the Assignor’s rights in the Sale and Servicing Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Assigned Mortgage Loans, the Sale and Servicing Agreement and the Trade Confirmation, to the extent relating to the Assigned Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Sale and Servicing Agreement and the Trade Confirmation, to the extent relating to the Assigned Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after the date hereof, to the extent relating to the Assigned Mortgage Loans.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Assigned Mortgage Loans since the date of the Sale and Servicing Agreement.

(c) The Assignor, the Assignee and the Servicer agree that the provisions of the Sale and Servicing Agreement will apply to the Assigned Mortgage Loans. The Servicer and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee or the Assigned Mortgage Loans.

2. Accuracy of Sale and Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) other than as specified herein, the Sale and Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement. The Servicer, in its capacity as seller under the Sale and Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 3.01 of the Sale and Servicing Agreement are true and correct on and as of June 29, 2007.

3. Recognition of Purchaser.

(a) From and after the date hereof, the Servicer shall note the transfer of the Assigned Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Assigned Mortgage Loans and shall service the Assigned Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Sale and Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Sale and Servicing Agreement) will be subject to the supervision of the Master Servicer, acting as agent of the Trustee. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c) All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Sale and Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

WELLS FARGO BANK, NA
ABA# 121000248
FOR CREDIT TO: SAS CLEARING
ACCT: 3970771416
REFERENCE: GSR 2007-4F Acct #53160900

Notwithstanding anything to the contrary in the Sale and Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format of Exhibit 5 or another mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit 6 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit 7 and Exhibit 8 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

(d) Sarbanes-Oxley Certification.

Notwithstanding anything to the contrary in the Sale and Servicing Agreement, with respect to the Mortgage Loans, by March 15th of each year or in connection with any Sarbanes-Oxley certification required to be filed, upon thirty (30) days written request, an officer of the Servicer shall execute and deliver a Servicer Certification substantially in the form attached hereto as Exhibit 3, to the Depositor and the Master Servicer for the benefit of the Depositor’s affiliates and the officers, directors and agents of the Depositor and the Depositor’s affiliates, and shall indemnify such entity or persons arising out of any breach of the Depositor’s obligations or representations relating thereto as provided in such Servicer Certification. The Servicer acknowledges that the party executing the annual certification may rely on the Servicer Certification in filing the annual certification with the Commission.

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

(b) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i) With respect to each Assigned Mortgage Loan, the representations and warranties contained in Section 3.02 of the Sale and Servicing Agreement, to the extent they relate to matters arising on or after June 29, 2007, are true and correct as of the date of this Assignment Agreement.

(j) No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary. In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodians and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase an Assigned Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Sale and Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Assigned Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Assigned Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the Defect Discovery Date.

In the event the Servicer has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase, or substitute for the Assigned Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Assigned Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Assigned Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Assigned Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Amendment of the Sale and Servicing Agreement. In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Servicing Agreement; provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

(i) The definition of “Annual Independent Public Accountants’ Servicing Report” is hereby added:

““Annual Independent Public Accountants’ Servicing Report”: A report of a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans or mortgage loans similar in nature to the Mortgage Loans by the Company and that such firm is of the opinion that the provisions of this Agreement or similar servicing agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to the attention of such firm which would indicate that such servicing has not been conducted in compliance therewith, except (i) such exceptions such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such report. No Annual Independent Public Accountants’ Servicing Report shall contain any provision restricting the use of such report by the Company, including any prohibition on the inclusion of any such report in any filing with the Commission.”

(ii) The definition of “Business Day” is hereby amended by adding the words “the State of Maryland, State of Minnesota,” after the words “institutions in the”.

(iii) The definition of “Eligible Depository Institution” shall be deleted and replaced in its entirety with the following:

““Eligible Depository Institution”: Either a (i) depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated A (or Aa3) or better by S&P or Moody’s or (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 (or P-1) by S&P or Moody’s. Upon the loss of a required rating, the funds shall be transferred within 30 days to an Eligible Depository Institution.”

(iv) Section 2.01(i) shall be amended by deleting “corporation” and replacing with “limited liability company” and deleting “Commonwealth of Pennsylvania” and replacing with “State of Delaware”. Section 2.01 (iii) shall be amended by deleting “articles of incorporation or by-laws” and replacing with “limited liability agreement”.

(v) Section 5.01 of the Sale and Servicing Agreement shall be amended to replace the language in the second and third sentences of the third paragraph thereof with the following:

“Such interest shall be paid by the Company to the Purchaser on the date such late payment is made and shall cover the period commencing with the date on which such payment was due and ending with the date on which such payment is made, both inclusive.”

(vi) Section 9.01 of the Sale and Servicing Agreement shall be amended to include the following:

“(ix) failure by the Servicer to duly perform, within the required time period, its certification obligations under Sections 13.04 or 13.05, which failure continues unremedied for a period of fifteen days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.”

(vii) Section 13.04 of the Sale and Servicing Agreement shall be deleted and replaced in its entirety with the following:

“Section 13.04. Servicer Compliance Statement.

On or before March 15 of each calendar year, commencing in 2008, the Company shall deliver to the Initial Owner and any Depositor a statement of compliance addressed to the Initial Owner and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.”

(viii) The first clause of Section 13.05(i) of the Sale and Servicing Agreement shall be deleted and replaced in its entirety with the following:

“(i) On or before March 15 of each calendar year, commencing in 2008, the Company shall:”

(ix) Section 13.05 of the Sale and Servicing Agreement shall be amended to include the following:

“(iii) Notwithstanding the foregoing provisions of Section 13.05, (i) in the event that during any calendar year (or applicable portion thereof) the Company services 5% or less of the mortgage loans in a Securitization Transaction, as calculated by the Master Servicer for such Securitization Transaction, or (ii) in any calendar year in which an annual report on Form 10-K is not required to be filed with respect to an issuing entity or Securitization Transaction, then, in each such event, the Company may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described in clause (i)(C) above to provide) to the Depositor and the Master Servicer for such Securitization Transaction, by not later than March 1 of such calendar year, an Annual Independent Public Accountants’ Servicing Report. If the Company provides an Annual Independent Public Accountants’ Servicing Report pursuant to this subsection (iii), then the certification required to be delivered by the Company (and its Subservicers and Subcontractors) pursuant to clause (i)(D) above shall be in the form of Exhibit A attached hereto instead of Exhibit K.

(x) Exhibit 9 attached hereto shall be added to the Sale and Servicing Agreement as Exhibit K.

(xi) Exhibit I (“Servicing Criteria to be Addressed in Assessment of Compliance”) shall be replaced with Exhibit 4 hereto.

For the avoidance of doubt, the Sale and Servicing Agreement is not hereby amended with respect to any other mortgage loans serviced thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

For purposes of this Section 7, capitalized terms used herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

8. Continuing Effect. Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.

9. Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10. Notices. Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, GMAC Mortgage, LLC, 100 Witmer Road, Horsham, Pennsylvania 19044-0963, Attention: Chief Financial Officer, Telecopier No.: (215) 628-1467, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, U.S. Bank National Association, One Penn Plaza Suite 2700, NY  NY  10119
Attention: Structured Finance Department, GSR 2007-4F, Telephone:  212*273*7036, Fax: 917*351*2022, or such other address as may hereafter be furnished by the Assignee, (iii) in the case of the Assignor, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Anton Kuzmanov, Telecopier No.: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor and (iv) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: Client Manager (GSR 2007-4F); in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045, or such other address as may hereafter be furnished by the Master Servicer.

11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Sale and Servicing Agreement.

13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee: (i) nothing herein shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (ii) under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement, and (iii) nothing herein shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:
U.S. BANK NATIONAL
ASSOCIATION, not in its
individual capacity but solely as Trustee

By: /s/ Patricia O’Neill
Name:   Patricia O’Neill
Title:  Vice Presidnet

ASSIGNOR:
GS MORTGAGE SECURITIES CORP.

By:   /s/ Michelle Gill
Name:   Michelle Gill
Title:   Vice President

SERVICER:
GMAC MORTGAGE, LLC

By:   /s/ Patricia C. Taylor
Name:   Patricia C. Taylor
Title:   Vice President

Acknowledged by:

MASTER SERVICER:
WELLS FARGO BANK, N.A.

By: /s/ Martin Reed
Name: Martin Reed
Title: Vice President

EXHIBIT 1

GMAC Mortgage Loan Schedule

EXHIBIT 2

Sale and Servicing Agreement

EXHIBIT 3

Form of Annual Certification

I, ______________________, Vice President of GMAC Mortgage, LLC (the “Servicer”), certify to __________________, and its officers, directors, agents and affiliates (in its role as ____________, the “____________”), and with the knowledge and intent that they will rely upon this certification, that:

(i) Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the ___________ which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to each transaction listed on the attached Exhibit 1, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii) The servicing information required to be provided to the _____________ by the Servicer under the relevant servicing agreements has been provided to the ______________;

(iii) I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the ___________, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

(iv) I have disclosed to the ___________ all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

(v) The Servicer shall indemnify and hold harmless the ___________ and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the ___________, then the Servicer agrees that it shall contribute to the amount paid or payable by the ___________ as a result of the losses, claims, damages or liabilities of the ___________ in such proportion as is appropriate to reflect the relative fault of the ___________ on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Certification or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:                                                                                    By:
Name:
Title:

EXHIBIT 4

EXHIBIT I

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by GMAC Mortgage Co. [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

GMAC MORTGAGE, LLC

Date: _________________________

By: ________________________________
Name:
Title:

EXHIBIT 5

Standard File Layout - Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

EXHIBIT 6

Standard File Layout - Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•  ASUM- Approved Assumption
•  BAP-  Borrower Assistance Program
•  CO-  Charge Off
•  DIL- Deed-in-Lieu
•  FFA-  Formal Forbearance Agreement
•  MOD-  Loan Modification
•  PRE- Pre-Sale
•  SS- Short Sale
•  MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•  Damaged
•  Excellent
•  Fair
•  Gone
•  Good
•  Poor
•  Special Hazard
•  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT 7

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
1.     The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.        Complete as applicable. Required documentation:

* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

Credits:

14-21.      Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
23.   The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 8

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________   Date: _______________
Phone: ______________________ Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: REO Sale   3rd Party Sale  Short Sale Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown  Yes  No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)

(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a) HUD Part A
		________________	(18b) HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 9

EXHIBIT K

FORM OF ANNUAL CERTIFICATION

Re: The [ ] agreement dated as of [ l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the Annual Independent Public Accountants’ Servicing Report (as defined in the Agreement), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement and the Annual Independent Public Accountants’ Servicing Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Annual Independent Public Accountants’ Servicing Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title:

[NOTE: IF THIS FORM IS INCLUDED IN THE UNDERLYING SERVICING AGREEMENT WITH BRACKETED LANGUAGE, THEN THE FOLLOWING PROVISION NEEDS TO BE INCLUDED IN THE RELATED AAR OR RECONSTITUTED SERVICING AGREEMENT:

"A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the [Servicing Agreement] shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents." ]